[EATON VANCE(R) MANAGED INVESTMENTS LOGO]

[GRAPHIC]

Annual Report October 31, 2002

EATON VANCE
STRATEGIC
INCOME
FUND
[GRAPHIC]

[GRAPHIC]

                    IMPORTANT NOTICE REGARDING DELIVERY
                         OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST]

Thomas E. Faust
President

Eaton Vance Strategic Income Fund Class A shares had a total return of 2.68% during the year ended October 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $8.03 on October 31, 2001 to $7.55 on October 31, 2002, and the reinvestment of $0.698 in dividends.(1)

The Fund's Class B shares had a total return of 1.96% during the year ended October 31, 2002. That return resulted from a decrease in NAV from $7.60 on October 31, 2001 to $7.15 on October 31, 2002, and the reinvestment of $0.603 in dividends.(1)

Class C shares had a total return of 1.95% for the year, the result of a decrease in NAV from $9.61 on October 31, 2001 to $9.04 on October 31, 2002, and the reinvestment of $0.764 in dividends.(1)

A SLUGGISH ECONOMY AND GLOBAL UNCERTAINTIES HAVE DRAWN INVESTORS TO BONDS ...

A weak economy, a dramatic decline in the equity markets and continuing worries over global politics have made the bond markets increasingly appealing for investors. While the recession of 2001 proved relatively mild by historical standards, the recovery has been lackluster. In such a climate, bond investors have found a measure of stability in bond funds. Moreover, a well-diversified portfolio that includes bonds makes sense for investors. We remain an avid proponent of prudent asset allocation and believe that a balanced portfolio benefits investors in a broad range of market conditions.

STRATEGIC INCOME FUND: ALLOCATION BY REGION, SECTOR AND CREDIT QUALITY...

Not surprisingly, the global bond markets reflected both the sluggish global economy and the continuing political turmoil during the past fiscal year. Eaton Vance Strategic Income Fund"s investments maintained an average "A" credit rating, an important criterion for many investors in this unsettled climate (See the chart on next page for quality ratings of the Fund's investments). We believe that the Fund -- with allocations by region, by sector and by credit quality -- can contribute to sound asset allocation and reduce overall portfolio risk, while pursuing an enhanced range of fixed-income investment opportunities. In the pages that follow, portfolio manager Mark Venezia offers his perspective on the year just ended and looks ahead to 2003.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
December 11, 2002


Fund Information
AS OF OCTOBER 31, 2002


PERFORMANCE(2)                  CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------
One Year                         2.68%          1.96%          1.95%
Five Years                       N.A.           2.75           2.75
Ten Years                        N.A.           5.73           N.A.
Life of Fund+                    3.37           5.33           6.21

SEC Average Annual Total Returns (including sales charge or
applicable CDSC)
---------------------------------------------------------------------
One Year                        -2.19%         -2.75%          1.01%
Five Years                       N.A.           2.48           2.75
Ten Years                        N.A.           5.73           N.A.
Life of Fund+                    2.32           5.33           6.21


+ Inception Dates -- Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

REGIONAL WEIGHTINGS(3)

By total investments. Weightings reflect the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 16) and 20.0% of its net assets invested in High Income Portfolio.

U.S. Investment Grade                     63.0%
U.S. High Yield                           20.1%
Latin America                              9.6%
Asia Pacific                               5.0%
Eastern Europe                             2.3%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
    (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (3) Because the Portfolio is actively managed, Regional Weightings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS
OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF MARK S. VENEZIA]

Mark S. Venezia
Portfolio Manager

AN INTERVIEW WITH MARK S. VENEZIA, PORTFOLIO MANAGER OF STRATEGIC INCOME PORTFOLIO.

Q: MARK, WE SAW SOME EXTRAORDINARY POLITICAL AND ECONOMIC DEVELOPMENTS DURING THE FISCAL YEAR. WHAT ARE YOUR IMPRESSIONS OF THE GLOBAL BOND MARKET DURING THE PAST YEAR?

A: In 2002, the bond market was notable for the widely divergent performance of the various segments within the Fund's investment universe. While the U.S. Treasury market responded favorably to weak U.S. economic data, the high-yield market remained under pressure. The emerging markets, meanwhile, were equally divergent, as eastern Europe rallied strongly, while Latin America trended lower.

    Several factors contributed to the differences in performance. These included the global economic slump and ongoing concerns over terrorism, which favored the relatively low-risk U.S. Treasury bonds. Political and economic worries drove the Latin American markets lower; and a third consecutive year of U.S. stock market declines had a similar effect on high-yield bonds.

Q: THE FEDERAL RESERVE WAS QUITE ACTIVE LAST YEAR. WHAT HAS BEEN THE NATURE OF THE FED'S ACTIVITY THIS YEAR?

A: After lowering interest rates on 11 separate occasions in 2001, the Federal Reserve kept a steady course through much of 2002. In recent months, however, it became increasingly evident that the economy was not gaining traction, and, in early November, the Fed lowered short-term rates, already at 40-year lows, by 50 basis points (.50%). The Federal Funds rate now stands at 1.25%. Clearly, the Fed views the threat of further weakening as outweighing that of renewed inflation.

Q:  HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A: On October 31, 2002, U.S. investment-grade bonds were 63.0% of the Fund. That is an increase from around 55% a year ago. The majority of the investment-grade portion was invested in mortgage-backed securities. Approximately 20% of the Fund was invested in domestic high-yield bonds, including the Fund's investment in the High Income Portfolio.

    By region, the Fund had a 20.5% position in the emerging markets, reduced from around 25% a year ago. The largest emerging market position was in Latin America, at 9.6%, followed by Asia, at 5.0%, and Eastern Europe, at 2.3%. The Fund's duration was 2.9 years on October 31, 2002, down from 3.1 a year ago.

QUALITY WEIGHTINGS(1)

[CHART]

AAA                 55.2%
Below BBB           32.5%
A                    8.2%
Non-Rated            2.2%
BBB                  1.4%
AA                   0.5%

(1) Because the Portfolio is actively managed, Quality Weightings are subject to change. Weightings include the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 16) and 20.0% of its net assets invested in High Income Portfolio. The Portfolio's holdings will change over time. The discussion of specific holdings reflects only the portfolio manager's view of those holdings as of the date of this report.

Q: MORTGAGE-BACKED SECURITIES (MBS) CONSTITUTED THE LION'S SHARE OF THE FUND'S INVESTMENT-GRADE HOLDINGS. HOW DID MBS PERFORM DURING THE PERIOD?

A: Mortgage-backed securities underperformed Treasuries, as lower interest rates prompted homeowners to refinance their mortgages in large numbers. However, MBS performed significantly better than the investment-grade corporate and domestic high-yield segments of the bond market.

    The Fund favored seasoned MBS, which tend to have more stable prepayment rates than generic MBS. In spite of this, MBS spreads over Treasuries widened considerably. At this point in the interest rate cycle, we feel that the risk/ reward balance significantly favors these seasoned mortgage-backed securities over Treasuries, especially if interest rates rise in the coming year, whereupon prepayment rates would fall.

Q: YOU INDICATED THAT YOU REDUCED THE FUND'S INVESTMENTS IN EASTERN EUROPE, SPECIFICALLY IN BULGARIA. WHAT OCCASIONED THAT CHANGE?

A: At the end of October 2001, the Fund's 7.3% position in the sovereign bonds of Bulgaria was, by far, our largest emerging market holding. We reduced our exposure to Bulgaria to less than 1% because yield spreads had narrowed dramatically. While Bulgaria has taken some noteworthy steps in its transition to a free-market economy, hurdles remain. Unemployment -- at 20% -- remains uncomfortably high, and there are still pockets of corruption left over from the decades-long communist regime.

    The nation has attained some key economic thresholds, including a recent invitation to join the North Atlantic Treaty Organization, a step that should result in greater stability and increased foreign investment. While Bulgaria is expected to join the European Union in 2007, we believe that, at present, the bonds have gotten ahead of the story.

Q:  WAS THERE ANY AREA IN THE FUND THAT HURT PERFORMANCE?

A: Yes. The weakness in the high-yield market persisted throughout the fiscal year. The soft economy has hurt the high-yield market, as has a general risk-aversion among investors. The continuing woes within the telecom and cable sectors have also weighed heavily on the market.

    It's worth noting that many of the excesses that plagued the market in recent years have been ironed out. When the economic recovery gathers some momentum and the equity markets sound a more positive note, we believe that the high-yield market will become increasingly attractive.

Q:  YOU ALSO SAID THAT LATIN AMERICA PERFORMED POORLY. WHAT WAS BEHIND THAT
    TREND?

A: Continuing economic troubles in Argentina and political uncertainties in Brazil set a negative tone for the region. After years of a stagnating economy, Argentina is now one of the world's most intractable economic trouble spots. Having already defaulted on private loans, Argentina recently failed to make loan repayments to the World Bank, a failure that could hinder its future ability to receive much-needed IMF aid. The end of Argentina's dollar-peg and the subsequent devaluation of its currency will boost foreign earnings in the short-run, but risks a renewal of inflation. This is a potential danger for Argentina, which has succumbed to hyperinflation so many times in the past.

    In Brazil, there are urgent questions about the government's ability to service its $250 billion debt load. Brazil's currency has fallen in value by 35% in the past year, and investors have become uneasy about the leftist tendencies of Brazil's newly-elected president, Luiz Ignacio Lula da Silva. While very popular with voters, many investors question his commitment to continue an agenda of economic reform, including privatization, deregulation and free trade. Amid the outbreak of "Lula fever," Brazil's bonds have badly underperformed.

    However, at the end of October 2002, with Brazilian long-term bonds priced in the mid- 50's, we believed that they offered fair value, and, thus, they represented a 5.5% position in the Fund. Subsequent appointments by the Lula administration have appeased the investment community.

Q:  MARK, WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: In a determined effort to jump-start the economy, the Federal Reserve is maintaining, for the present, an accommodative monetary policy. Meanwhile, with little room for interest rates to fall further and the refinancing pipeline full, mortgage prepayment rates are likely to stabilize and then fall. This presents a favorable climate for the MBS market.

    The high-yield sector is more problematic, but I believe there is reason for optimism. Now, the overinvestment of the 1990s has largely been worked off; as corporate profits rise, we will finally get an uptick in capital spending. That could, in my view, help foster a more robust recovery, which is a key to a rebound in the high-yield market.

    In sum, I believe the coming year could bring about a change in fundamentals and a new range of opportunities for global bond investors.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE STRATEGIC INCOME FUND, CLASS B VS. THE LEHMAN
AGGREGATE BOND INDEX & THE COMPOSITE OF LIPPER FUND AVERAGES*

Ocotber 31, 1992 -- October 31, 2002

                          EATON VANCE
                           STRATEGIC               LEHMAN                COMPOSITE
                          INCOME FUND,           AGGREGATE               OF LIPPER
             DATE           CLASS B              BOND INDEX              AVERAGES
            10/92          10,000                  10,000                 10,000
            11/92           9,966                  10,004                  9,925
            12/92          10,054                  10,161                  9,944
             1/93          10,094                  10,356                  9,994
             2/93          10,331                  10,537                 10,071
             3/93          10,412                  10,581                 10,114
             4/93          10,497                  10,655                 10,171
             5/93          10,562                  10,669                 10,249
             6/93          10,637                  10,862                 10,284
             7/93          10,828                  10,923                 10,308
             8/93          10,883                  11,115                 10,346
             9/93          10,774                  11,145                 10,329
            10/93          11,051                  11,187                 10,395
            11/93          11,011                  11,092                 10,360
            12/93          11,142                  11,152                 10,455
             1/94          11,323                  11,303                 10,529
             2/94          11,009                  11,106                 10,374
             3/94          10,408                  10,832                 10,234
             4/94          10,490                  10,746                 10,230
             5/94          10,647                  10,744                 10,240
             6/94          10,242                  10,721                 10,167
             7/94          10,291                  10,934                 10,200
             8/94          10,444                  10,947                 10,228
             9/94          10,439                  10,786                 10,260
            10/94          10,462                  10,776                 10,301
            11/94          10,583                  10,752                 10,317
            12/94          10,555                  10,827                 10,019
             1/95          10,361                  11,041                  9,954
             2/95          10,338                  11,304                  9,996
             3/95          10,310                  11,373                  9,975
             4/95          10,762                  11,532                 10,142
             5/95          11,180                  11,978                 10,278
             6/95          11,069                  12,066                 10,305
             7/95          11,160                  12,039                 10,398
             8/95          11,358                  12,184                 10,443
             9/95          11,583                  12,303                 10,545
            10/95          11,648                  12,463                 10,606
            11/95          11,876                  12,649                 10,677
            12/95          12,080                  12,827                 10,754
             1/96          12,563                  12,912                 10,842
             2/96          12,317                  12,688                 10,811
             3/96          12,398                  12,599                 10,832
             4/96          12,661                  12,529                 10,901
             5/96          12,730                  12,503                 10,944
             6/96          12,925                  12,671                 11,020
             7/96          12,955                  12,706                 11,090
             8/96          13,177                  12,684                 11,142
             9/96          13,588                  12,905                 11,249
            10/96          13,801                  13,191                 11,356
            11/96          14,223                  13,417                 11,466
            12/96          14,278                  13,293                 11,489
             1/97          14,574                  13,333                 11,499
             2/97          14,711                  13,366                 11,503
             3/97          14,569                  13,218                 11,291
             4/97          14,669                  13,416                 11,401
             5/97          14,788                  13,543                 11,622
             6/97          14,920                  13,704                 11,801
             7/97          15,212                  14,073                 12,070
             8/97          15,019                  13,953                 12,011
             9/97          15,264                  14,159                 12,263
            10/97          15,241                  14,364                 12,162
            11/97          15,359                  14,431                 12,223
            12/97          15,494                  14,576                 12,320
             1/98          15,614                  14,763                 12,472
             2/98          15,675                  14,752                 12,559
             3/98          15,862                  14,803                 12,669
             4/98          15,848                  14,880                 12,703
             5/98          15,870                  15,021                 12,682
             6/98          15,822                  15,148                 12,650
             7/98          15,946                  15,181                 12,706
             8/98          15,081                  15,428                 11,972
             9/98          15,187                  15,789                 12,154
            10/98          15,210                  15,705                 12,078
            11/98          15,823                  15,795                 12,464
            12/98          15,794                  15,842                 12,451
             1/99          15,817                  15,955                 12,522
             2/99          15,848                  15,677                 12,384
             3/99          16,105                  15,764                 12,565
             4/99          16,396                  15,813                 12,810
             5/99          16,148                  15,675                 12,538
             6/99          16,183                  15,625                 12,549
             7/99          16,167                  15,558                 12,517
             8/99          16,059                  15,551                 12,438
             9/99          16,188                  15,731                 12,503
            10/99          16,323                  15,789                 12,523
            11/99          16,492                  15,788                 12,637
            12/99          16,648                  15,712                 12,769
             1/00          16,650                  15,660                 12,659
             2/00          16,916                  15,850                 12,838
             3/00          16,899                  16,059                 12,834
             4/00          16,780                  16,013                 12,676
             5/00          16,505                  16,005                 12,520
             6/00          16,822                  16,338                 12,822
             7/00          16,925                  16,487                 12,871
             8/00          17,110                  16,726                 12,970
             9/00          16,762                  16,831                 12,856
            10/00          16,334                  16,942                 12,608
            11/00          16,002                  17,219                 12,450
            12/00          16,463                  17,538                 12,790
             1/01          17,137                  17,825                 13,217
             2/01          17,085                  17,981                 13,244
             3/01          16,783                  18,071                 13,033
             4/01          16,625                  17,996                 12,920
             5/01          16,707                  18,104                 13,010
             6/01          16,633                  18,173                 12,925
             7/01          16,727                  18,579                 13,056
             8/01          16,976                  18,792                 13,224
             9/01          16,801                  19,011                 12,855
            10/01          17,121                  19,409                 13,154
            11/01          17,461                  19,141                 13,264
            12/01          17,559                  19,020                 13,213
             1/02          17,725                  19,173                 13,283
             2/02          17,789                  19,359                 13,330
             3/02          17,842                  19,037                 13,333
             4/02          17,961                  19,406                 13,541
             5/02          17,828                  19,571                 13,588
             6/02          17,585                  19,741                 13,366
             7/02          17,155                  19,979                 13,184
             8/02          17,463                  20,316                 13,453
             9/02          17,240                  20,645                 13,462
            10/02          17,456                  20,551                 13,496

Lehman Aggregate Bond Index                 ----  $20,551
LIPPER COMPOSITE                            ----  $13,496
EATON VANCE STRATEGIC INCOME FUND, CLASS B  ----  $17,456


PERFORMANCE**                   CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------
One Year                         2.68%          1.96%          1.95%
Five Years                       N.A.           2.75           2.75
Ten Years                        N.A.           5.73           N.A.
Life of Fund+                    3.37           5.33           6.21

SEC Average Annual Total Returns (including sales charge or
applicable CDSC)
---------------------------------------------------------------------
One Year                        -2.19%         -2.75%          1.01%
Five Years                       N.A.           2.48           2.75
Ten Years                        N.A.           5.73           N.A.
Life of Fund+                    2.32           5.33           6.21

+  Inception Dates -- Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

* Source: Thomson Financial; Lipper, Inc. The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The chart also offers a comparison with a Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds classification from October 31, 1991 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds classification. An investment in the Fund's Class A shares on 1/23/98 at net asset value would have been worth $11,715 on October 31, 2002; $11,157 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/25/94 at net asset value would have been worth $16,631 on October 31, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
------------------------------------------------------
Investment in Strategic Income
   Portfolio, at value
   (identified cost, $200,630,737)        $190,452,630
Investment in High Income Portfolio, at
   value
   (identified cost, $52,874,184)           47,393,512
Receivable for Fund shares sold                587,524
------------------------------------------------------
TOTAL ASSETS                              $238,433,666
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $  1,016,503
Payable for Fund shares redeemed               650,290
Payable to affiliate for distribution
   and service fees                             48,957
Payable to affiliate for Trustees' fees            780
Accrued expenses                               104,502
------------------------------------------------------
TOTAL LIABILITIES                         $  1,821,032
------------------------------------------------------
NET ASSETS                                $236,612,634
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $289,971,406
Accumulated net realized loss from
   Portfolios (computed on the basis
   of identified cost)                     (36,727,580)
Overdistributed net investment income         (972,413)
Net unrealized depreciation from
   Portfolios (computed on the basis
   of identified cost)                     (15,658,779)
------------------------------------------------------
TOTAL                                     $236,612,634
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 17,418,042
SHARES OUTSTANDING                           2,305,571
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.55
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $7.55)       $       7.93
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $173,780,196
SHARES OUTSTANDING                          24,303,297
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.15
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 45,414,396
SHARES OUTSTANDING                           5,024,298
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.04
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
-----------------------------------------------------
Interest allocated from Portfolios        $17,500,650
Dividends allocated from Portfolios           304,046
Expenses allocated from Portfolios         (1,746,144)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS     $16,058,552
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     4,844
Distribution and service fees
   Class A                                     38,384
   Class B                                  1,736,417
   Class C                                    451,601
Transfer and dividend disbursing agent
   fees                                       240,949
Registration fees                              54,024
Printing and postage                           49,116
Legal and accounting services                  39,439
Custodian fee                                  20,021
Miscellaneous                                  17,295
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,652,090
-----------------------------------------------------

NET INVESTMENT INCOME                     $13,406,462
-----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolios
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(4,781,161)
   Financial futures contracts             (2,420,628)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   597,931
-----------------------------------------------------
NET REALIZED LOSS                         $(6,603,858)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $   328,547
   Financial futures contracts             (2,248,507)
   Written options                            (85,812)
   Swap contracts                            (309,917)
   Foreign currency and forward foreign
      currency exchange contracts            (380,432)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(2,696,121)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(9,299,979)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 4,106,483
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     13,406,462  $     16,777,222
   Net realized loss                            (6,603,858)      (12,295,535)
   Net change in unrealized
      appreciation (depreciation)               (2,696,121)        5,598,018
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      4,106,483  $     10,079,705
----------------------------------------------------------------------------
Distributions to shareholders -- *
   From net investment income
      Class A                             $     (1,293,307) $     (1,014,893)
      Class B                                  (13,320,246)      (12,456,599)
      Class C                                   (3,501,766)       (3,496,439)
   Tax return of capital
      Class A                                      (55,179)          (87,468)
      Class B                                     (657,737)       (1,258,664)
      Class C                                     (135,287)         (275,323)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (18,963,522) $    (18,589,386)
----------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     14,540,453  $      8,026,664
      Class B                                   49,549,673        41,258,740
      Class C                                   16,182,754        13,717,094
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      563,339           585,119
      Class B                                    3,819,622         4,293,157
      Class C                                    1,734,618         1,842,636
   Cost of shares redeemed
      Class A                                   (9,037,822)       (6,093,739)
      Class B                                  (31,787,954)      (28,545,294)
      Class C                                  (14,311,374)       (9,266,094)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     31,253,309  $     25,818,283
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     16,396,270  $     17,308,602
----------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    220,216,364  $    202,907,762
----------------------------------------------------------------------------
AT END OF YEAR                            $    236,612,634  $    220,216,364
----------------------------------------------------------------------------
Overdistributed net
investment income included
in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $       (972,413) $       (921,061)
----------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                  ---------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998(3)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 8.030            $ 8.360      $ 9.110       $ 9.220        $10.000
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.504            $ 0.705      $ 0.795       $ 0.852        $ 0.668
Net realized and unrealized
   loss                                 (0.286)            (0.250)      (0.698)       (0.095)        (0.767)
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.218            $ 0.455      $ 0.097       $ 0.757        $(0.099)
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.670)           $(0.723)     $(0.847)      $(0.819)       $(0.681)
Tax return of capital                   (0.028)            (0.062)          --        (0.048)            --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.698)           $(0.785)     $(0.847)      $(0.867)       $(0.681)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 7.550            $ 8.030      $ 8.360       $ 9.110        $ 9.220
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           2.68%              5.69%        0.88%         8.40%         (1.29)%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $17,418            $12,352      $10,350       $ 6,050        $ 2,009
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                            1.17%              1.21%        1.19%         1.08%          1.03%(6)
   Net investment income                  6.39%              8.63%        8.83%         9.20%          8.44%(6)
Portfolio Turnover of the
   Strategic Income Portfolio               63%                54%          49%           47%            71%
Portfolio Turnover of the High
   Income Portfolio                         88%                --           --            --             --
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolios, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.
 (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolios' allocated expenses.
 (6)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS B
                                  --------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                  --------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000         1999(2)        1998
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  7.600          $  7.910      $  8.610      $  8.720      $  9.470
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.425          $  0.607      $  0.674      $  0.731      $  0.684
Net realized and unrealized
   loss                                  (0.272)           (0.241)       (0.651)       (0.105)       (0.686)
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.153          $  0.366      $  0.023      $  0.626      $ (0.002)
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.575)         $ (0.614)     $ (0.723)     $ (0.688)     $ (0.748)
Tax return of capital                    (0.028)           (0.062)           --        (0.048)           --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.603)         $ (0.676)     $ (0.723)     $ (0.736)     $ (0.748)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  7.150          $  7.600      $  7.910      $  8.610      $  8.720
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            1.96%             4.82%         0.07%         7.32%        (0.20)%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $173,780          $163,261      $152,535      $155,768      $138,495
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.93%             1.96%         1.98%         1.96%         1.96%
   Net investment income                   5.68%             7.83%         7.99%         8.31%         7.40%
Portfolio Turnover of the
   Strategic Income Portfolio                63%               54%           49%           47%           71%
Portfolio Turnover of the High
   Income Portfolio                          88%               --            --            --            --
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolios, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolios' allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.610            $ 9.990      $10.870       $11.010      $11.950
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.538            $ 0.773      $ 0.850       $ 0.912      $ 0.869
Net realized and unrealized
   loss                                 (0.346)            (0.304)      (0.826)       (0.132)      (0.872)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.192            $ 0.469      $ 0.024       $ 0.780      $(0.003)
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.734)           $(0.787)     $(0.904)      $(0.872)     $(0.937)
Tax return of capital                   (0.028)            (0.062)          --        (0.048)          --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.762)           $(0.849)     $(0.904)      $(0.920)     $(0.937)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.040            $ 9.610      $ 9.990       $10.870      $11.010
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.95%              4.90%        0.02%         7.23%       (0.15)%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $45,414            $44,603      $40,023       $30,882      $19,518
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.93%              1.96%        2.00%         2.03%        2.03%
   Net investment income                  5.69%              7.89%        7.94%         8.22%        7.37%
Portfolio Turnover of the
   Strategic Income Portfolio               63%                54%          49%           47%          71%
Portfolio Turnover of the High
   Income Portfolio                         88%                --           --            --           --
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolios, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 were to decrease net investment income per share by $0.113, decrease net realized and unrealized loss per share by $0.113 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolios' allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (99.9% and 5.3% at October 31, 2002, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Strategic Income
   Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Effective November 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities (excluding mortgage pass-throughs) and accreting certain discounts using a different methodology. The cumulative effect of these accounting changes had no impact on the Fund's net assets, but resulted in a $604,483 reduction in cost of investment in the Portfolios and a corresponding $604,483 decrease in net unrealized depreciation.

   The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $335,875, decrease net realized loss by $427,729 and increase net unrealized depreciation by $91,854.

   Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Fund reclassified net losses allocated from the Strategic Income Portfolio of $2,449,008 that were realized on prepayments received on mortgage-backed securities and previously included in realized gains/losses, as part of interest allocated from the Portfolio for the year ended October 31, 2002.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2002, the Fund, for Federal income tax purposes, had a capital loss carryover of

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   $38,593,038, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2003 ($4,613,119), October 31, 2006 ($1,984,147),
   October 31, 2007 ($7,933,008), October 31, 2009 ($9,854,300) and October 31,
   2010 ($14,208,464). At October 31, 2002, the overdistributed ordinary income on a tax basis was $0 and differed from the overdistributed net investment income due primarily to the difference in methods for amortizing premiums, accreting certain discounts and recognizing distributions to shareholders. The amount of the tax basis capital loss carryforward differed from the accumulated net realized loss due primarily to the timing of recording gain/loss on certain futures contracts.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital and primarily relate to expired capital loss carryforwards and realized losses on in-kind withdrawals allocated from the High Income Portfolio.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,831,820      974,938
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  71,825       71,524
    Redemptions                               (1,135,544)    (746,974)
    ------------------------------------------------------------------
    NET INCREASE                                 768,101      299,488
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      6,568,813    5,311,313
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 522,773      555,197
    Redemptions                               (4,259,717)  (3,679,715)
    ------------------------------------------------------------------
    NET INCREASE                               2,831,869    2,186,795
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,722,079    1,395,500
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 183,562      188,596
    Redemptions                               (1,521,743)    (950,491)
    ------------------------------------------------------------------
    NET INCREASE                                 383,898      633,605
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $14,457 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2002.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2002, the Fund paid or accrued $1,302,311 and $338,701, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $30,163,000 and $4,831,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for the fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2002 amounted to $38,384, $434,106, and $112,900 for Class A, Class B, and
   Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $427,000 and $8,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2002, aggregated $80,054,746 and $78,213,706, respectively. Increases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2002 aggregated $8,000,000.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Investment in Portfolios
-------------------------------------------
   For the year ended October 31, 2002, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                               STRATEGIC      HIGH
                                                INCOME       INCOME
                                               PORTFOLIO    PORTFOLIO      TOTAL
    -------------------------------------------------------------------------------
    Interest Income                           $12,221,963  $ 5,278,687  $17,500,650
    Dividend Income                               116,166      187,880      304,046
    Expenses                                   (1,425,773)    (320,371)  (1,746,144)
    -------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $10,912,356  $ 5,146,196  $16,058,552
    -------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investment transactions                $ 3,730,815  $(8,511,976) $(4,781,161)
       Financial futures contracts             (2,420,628)          --   (2,420,628)
       Foreign currency and forward foreign
        currency exchange contract
        transactions                              646,016      (48,085)     597,931
    -------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS) --               $ 1,956,203  $(8,560,061) $(6,603,858)
    -------------------------------------------------------------------------------
    Change in unrealized
     appreciation (depreciation)
       Investments                            $  (717,852) $ 1,046,399  $   328,547
       Financial futures contracts             (2,248,507)          --   (2,248,507)
       Written options                            (85,812)          --      (85,812)
       Swap contracts                            (309,917)                 (309,917)
       Foreign currency and forward foreign
        currency exchange contracts              (386,944)       6,512     (380,432)
    -------------------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                           $(3,749,032) $ 1,052,911  $ 2,696,121
    -------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE STRATEGIC INCOME FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2002

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 99.9%

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------
Argentina -- 0.3%
------------------------------------------------------------------------------
Cablevision SA, 13.75%, 4/30/07(1)                 $ 4,000,000    $    620,000
------------------------------------------------------------------------------
Total Argentina (identified cost $3,928,229)                      $    620,000
------------------------------------------------------------------------------
Brazil -- 6.5%
------------------------------------------------------------------------------
Republic of Brazil, 8.875%, 4/15/24                $ 4,000,000    $  1,890,000
Republic of Brazil, 10.125%, 5/15/27                 6,000,000       3,105,000
Republic of Brazil, 11.00%, 8/17/40                 13,500,000       7,364,250
------------------------------------------------------------------------------
Total Brazil (identified cost $15,358,464)                        $ 12,359,250
------------------------------------------------------------------------------
Bulgaria -- 0.5%
------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady), Series
A, 2.688%, 7/28/24(2)                              $ 1,000,000    $    936,250
------------------------------------------------------------------------------
Total Bulgaria (identified cost $796,005)                         $    936,250
------------------------------------------------------------------------------
Ecuador -- 4.7%
------------------------------------------------------------------------------
Republic of Ecuador, 6.00%, 8/15/30(2)             $21,500,000    $  8,949,375
------------------------------------------------------------------------------
Total Ecuador (identified cost $9,903,823)                        $  8,949,375
------------------------------------------------------------------------------
Indonesia -- 0.9%
------------------------------------------------------------------------------
APP China Group Ltd., 14.00%, 3/15/10(1)           $ 2,000,000    $    600,000
APP Finance VI, 0.00%, 11/18/12(1)(3)                4,000,000         205,000
APP Finance VII, 3.50%, 4/30/03(1)(3)                2,000,000         225,000
DGS International Finance,
10.00%, 6/1/07(1)                                    2,000,000          85,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07(1)                             1,000,000         275,000
Indah Kiat International Finance,
12.50%, 6/15/06(1)                                   1,000,000         340,000
------------------------------------------------------------------------------
Total Indonesia (identified cost $7,468,002)                      $  1,730,000
------------------------------------------------------------------------------
Morocco -- 0.3%
------------------------------------------------------------------------------
Snap Ltd., 11.50%, 1/29/09                DEM        1,254,095    $    551,910
------------------------------------------------------------------------------
Total Morocco (identified cost $625,517)                          $    551,910
------------------------------------------------------------------------------
New Zealand -- 2.8%
------------------------------------------------------------------------------
New Zealand Government, 6.50%, 4/15/13    NZD       10,700,000    $  5,277,003
------------------------------------------------------------------------------
Total New Zealand (identified cost $4,517,967)                    $  5,277,003
------------------------------------------------------------------------------
Philippines -- 0.2%
------------------------------------------------------------------------------
Bayan Telecommunications,
13.50%, 7/15/06(1)(4)                              $ 2,000,000    $    335,000
------------------------------------------------------------------------------
Total Philippines (identified cost $1,917,237)                    $    335,000
------------------------------------------------------------------------------
SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------
Russia -- 2.0%
------------------------------------------------------------------------------
Russia Federation, 5.00%, 3/31/30(2)(4)            $ 5,000,000    $  3,818,750
------------------------------------------------------------------------------
Total Russia (identified cost $2,357,093)                         $  3,818,750
------------------------------------------------------------------------------
Taiwan -- 2.3%
------------------------------------------------------------------------------
Mosel Vitelic, Inc., 1.00%, 2/2/05(3)              $ 1,000,000    $  1,105,000
Mosel Vitelic, Inc.,
1.00%, 2/2/05(3)(4)                                  3,000,000       3,315,000
------------------------------------------------------------------------------
Total Taiwan (identified cost $3,906,836)                         $  4,420,000
------------------------------------------------------------------------------
United States -- 79.4%
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 5.1%
Baltimore Gas and Electric,
6.73%, 6/12/12                                     $   400,000    $    436,044
BellSouth Capital Funding,
6.04%, 11/15/26                                        300,000         319,866
Coca-Cola Enterprise, Deb.,
7.00%, 10/1/26                                         375,000         423,544
Dayton Hudson, Medium Term Notes,
9.52%, 6/10/15                                         350,000         493,633
Eaton Corp., 8.875%, 6/15/19                           500,000         634,040
Ford Holdings, 9.30%, 3/1/30                         1,000,000         901,940
General Motors Acceptance Corp.,
8.875%, 6/1/10                                       1,000,000       1,042,440
Ingersoll-Rand Co., 6.48%, 6/1/25                    1,050,000       1,121,999
NBD Bank N.A., 8.25%, 11/1/24                          610,000         746,427
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                        1,900,000       2,178,160
US Bancorp, 7.50%, 6/1/26                              840,000         966,932
Willamette Industries, Deb.,
7.35%, 7/1/26                                           50,000          54,867
Worldcom, Inc., 6.95%, 8/15/28(1)                    1,000,000         176,250
Worldcom, Inc., 7.75%, 4/1/27(1)                     1,000,000         176,250
------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost, $10,306,337)
                                                                  $  9,672,392
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 73.3%
Federal Home Loan Mortgage Corp.:
   6.50% with various maturities to 2024           $25,233,641    $ 26,603,590
   7.00% with maturity at 2024                       4,402,552       4,700,072
   7.50% with maturity at 2023                       1,361,665       1,463,245
   7.95% with maturity at 2022                       3,530,202       3,840,885
   8.00% with various maturities to 2021             2,020,190       2,197,197
   8.15% with maturity at 2021                       2,645,368       2,881,546
   8.30% with maturity at 2021                       2,622,256       2,847,350
   8.47% with maturity at 2018                       2,297,850       2,581,402
   8.50% with various maturities to 2019               530,214         592,579
   9.00% with maturity at 2019                         158,675         179,088
   9.25% with various maturities to 2016             1,819,816       2,003,321
   9.50% with various maturities to 2027             3,147,438       3,495,142
   9.75% with various maturities to 2020               364,532         412,694
   10.00% with maturity at 2021                      1,117,420       1,301,911
   10.25% with maturity at 2013                        884,678         991,747
   10.50% with various maturities to
   2021                                              3,691,737       4,370,217
   11.00% with various maturities to
   2019                                              6,297,543       7,471,914
   11.25% with maturity at 2010                         51,338          58,746

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------
   12.50% with various maturities to
   2019                                            $   835,139    $  1,010,721
   12.75% with maturity at 2013                         63,560          76,142
   13.25% with maturity at 2013                         18,548          22,489
   13.50% with maturity at 2019                         99,616         120,562
------------------------------------------------------------------------------
                                                                  $ 69,222,560
------------------------------------------------------------------------------
Federal National Mortgage Association:
   6.50% with various maturities to 2025           $11,478,955    $ 12,122,738
   7.00% with various maturities to 2024             9,231,326       9,871,389
   7.50% with various maturities to 2023             3,100,484       3,333,891
   8.00% with various maturities to 2020             1,366,052       1,491,120
   8.50% with various maturities to 2026             2,117,722       2,332,526
   8.881% with maturity at 2010                      1,020,682       1,131,166
   9.00% with various maturities to 2024             2,749,116       3,063,165
   9.50% with various maturities to 2021             1,268,209       1,418,058
   10.50% with maturity at 2020                        766,199         907,345
   11.00% with maturity at 2025                        313,725         372,137
   11.50% with maturity at 2019                        614,592         732,979
   12.00% with maturity at 2015                        299,026         358,354
   12.50% with maturity at 2015                      1,729,196       2,091,596
   12.75% with maturity at 2014                         71,054          88,466
   13.00% with various maturities to
   2015                                                765,963         942,932
   13.25% with maturity at 2014                         82,525         104,011
   13.50% with various maturities to
   2015                                                404,209         488,427
   14.75% with maturity at 2012                        986,076       1,250,197
------------------------------------------------------------------------------
                                                                  $ 42,100,497
------------------------------------------------------------------------------
Government National Mortgage Association:
   7.00% with various maturities to 2023           $13,261,659    $ 14,190,849
   7.50% with maturity at 2017                         167,808         184,670
   7.75% with maturity at 2019                         353,049         392,031
   8.00% with various maturities to 2023             3,957,102       4,384,209
   8.30% with various maturities to 2020             2,310,742       2,596,662
   8.50% with various maturities to 2021             1,905,456       2,104,226
   9.00% with various maturities to 2016               632,925         705,795
   9.50% with maturity at 2021                       2,241,571       2,494,432
   12.50% with maturity at 2019                        926,239       1,126,958
   13.50% with maturity at 2014                         57,593          72,806
------------------------------------------------------------------------------
                                                                  $ 28,252,638
------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost, $135,227,756)
                                                                  $139,575,695
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.0%
United States Treasury Bond,
7.875%, 2/15/21(5) --
(identified cost, $1,865,403)                      $ 1,500,000    $  2,017,965
------------------------------------------------------------------------------
Total United States (identified cost $147,399,496)
                                                                  $151,266,052
------------------------------------------------------------------------------
Total Bonds & Notes (identified cost, $198,178,669)
                                                                  $190,263,590
------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Indonesia -- 0.0%
------------------------------------------------------------------------------
Asia Pulp and Paper(6)(7)                                2,000    $          0
------------------------------------------------------------------------------
                                                                  $          0
------------------------------------------------------------------------------
Total Indonesia (identified cost $0)                              $          0
------------------------------------------------------------------------------
Total Warrants (identified cost $0)                               $          0
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.4%

SECURITY                                         PRINCIPAL        VALUE
------------------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Islands,
1.78%, 11/1/02                                     $14,000,000    $ 14,000,000
------------------------------------------------------------------------------
Total Short-Term Investments (at amortized cost, $14,000,000)
                                                                  $ 14,000,000
------------------------------------------------------------------------------
Total Investments -- 107.3%
   (identified cost $212,178,669)                                 $204,263,590
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (7.3)%                          $(13,810,948)
------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $190,452,642
------------------------------------------------------------------------------

 DEM - Deutsche Mark

 NZD - New Zealand Dollar
 (1)  Defaulted security
 (2)  Variable rate or step coupon security
 (3)  Convertible bond
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (6)  Non-income producing security.
 (7) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $212,178,669)        $204,263,590
Cash                                            36,445
Receivable for investments sold                408,789
Interest receivable                          2,256,388
Prepaid expenses                                   768
------------------------------------------------------
TOTAL ASSETS                              $206,965,980
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $ 15,755,312
Payable for daily variation margin on
   open financial futures contracts             24,306
Payable for open forward foreign
   currency contracts                          205,674
Payable for open swap contracts                157,627
Payable to affiliate for Trustees' fees          2,903
Written options, at value (Premiums
   received $251,688)                          337,500
Accrued expenses                                30,016
------------------------------------------------------
TOTAL LIABILITIES                         $ 16,513,338
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $190,452,642
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $200,630,749
Net unrealized depreciation (computed on
   the basis of identified cost)           (10,178,107)
------------------------------------------------------
TOTAL                                     $190,452,642
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $12,221,963
Dividends                                     116,166
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $12,338,129
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   922,671
Administration fee                            278,297
Trustees' fees and expenses                    18,588
Custodian fee                                  95,252
Legal and accounting services                  94,952
Miscellaneous                                  16,013
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,425,773
-----------------------------------------------------

NET INVESTMENT INCOME                     $10,912,356
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 3,730,816
   Financial futures contracts             (2,420,628)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   646,016
-----------------------------------------------------
NET REALIZED GAIN                         $ 1,956,204
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  (717,852)
   Financial futures contracts             (2,248,507)
   Written options                            (85,812)
   Swap contracts                            (309,917)
   Foreign currency and forward foreign
      currency exchange contracts            (386,944)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(3,749,032)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(1,792,828)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 9,119,528
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     10,912,356  $     13,290,837
   Net realized gain                             1,956,204           319,965
   Net change in unrealized
      appreciation (depreciation)               (3,749,032)        4,020,278
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      9,119,528  $     17,631,080
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     80,054,746  $     63,309,531
   Withdrawals                                 (78,213,706)      (56,160,721)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $      1,841,040  $      7,148,810
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     10,960,568  $     24,779,890
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    179,492,074  $    154,712,184
----------------------------------------------------------------------------
AT END OF YEAR                            $    190,452,642  $    179,492,074
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED OCTOBER 31,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.77%         0.79%        0.83%        0.86%        0.83%
   Net investment income               5.88%         8.10%        8.36%        9.14%        8.31%
Portfolio Turnover                       63%           54%          49%          47%          71%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.25%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $190,453      $179,492     $154,712     $150,282     $138,446
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Debt securities (other than mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Equity securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Effective November 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities (excluding mortgage pass-throughs) and accreting certain discounts using a different methodology. Prior to November 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of these accounting changes had no impact on the Portfolio's net assets, but resulted in a $533,175 reduction in cost of securities and a corresponding $533,175 decrease in net unrealized depreciation, based on securities held by the Portfolio on October 31, 2001.

   The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income of $215,950, an increase in realized gains of $316,615 and an increase in net unrealized depreciation of $100,665.

   Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Portfolio reclassified net losses realized of $2,449,008 on prepayments received on mortgage-backed securities that were previously included in realized gains/losses, as part of interest income for the year ended October 31, 2002.

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes in policy.

   Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F When-Issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 H Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 I Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 J Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

 K Total Return Swaps -- The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

 L Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended
   October 31, 2002, $706 in credits were used to reduce the Portfolio's custodian fee.

 M Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 N Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended
   October 31, 2002, the fee was equivalent to 0.50% of the Portfolio's average net assets for such period and amounted to $922,671. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $278,297 for the year ended
   October 31, 2002.

   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended
   October 31, 2002, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2002.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2002, the Portfolio had invested approximately 20% of its net assets or approximately $37,000,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage pass-throughs, for the year ended October 31, 2002 were as follows:

    PURCHASES
    ------------------------------------------------------
    Investments (non-U.S. Government)         $ 41,742,820
    U.S. Government Securities                  86,067,868
    ------------------------------------------------------
                                              $127,810,688
    ------------------------------------------------------
    SALES
    ------------------------------------------------------
    Investments (non-U.S. Government)         $ 67,356,372
    U.S. Government Securities                  44,408,518
    ------------------------------------------------------
                                              $111,764,890
    ------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2002 is as follows:

   WRITTEN OPTIONS

    CONTRACTS                                             STRIKE PRICE  VALUE
    ----------------------------------------------------------------------------
    100         U.S. Treasury 5 year Note,
                 expires 11/23/02                                  113  $112,500
    150         U.S. Treasury 5 year Note,
                 expires 11/23/02                                112.5   225,000
    ----------------------------------------------------------------------------
    TOTAL WRITTEN OPTIONS (PREMIUM $251,688)                            $337,500
    ----------------------------------------------------------------------------

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                             IN EXCHANGE FOR    NET UNREALIZED
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  DEPRECIATION
    ----------------------------------------------------------------------------------------
                 Japanese Yen
     11/15/02    1,943,179,110                              $    15,669,662   $     (205,674)
    ----------------------------------------------------------------------------------------
                                                            $    15,669,662   $     (205,674)
    ----------------------------------------------------------------------------------------

                                   FUTURES CONTRACTS
    --------------------------------------------------------------------------------
                                                                     NET UNREALIZED
    EXPIRATION                                                       APPRECIATION
    DATE(S)      CONTRACTS                                 POSITION  (DEPRECIATION)
    --------------------------------------------------------------------------------
     12/31/02    363 Euro Bond                             Long      $       286,667
      3/31/02    705 U.S. Treasury 5 year Note             Short          (1,948,623)
    --------------------------------------------------------------------------------
                                                                     $    (1,661,956)
    --------------------------------------------------------------------------------

   At October 31, 2002, the Portfolio had sufficient cash and/ or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

   The Portfolio has entered into a total return swap agreement with Credit Suisse First Boston International whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.70% on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total return on the Lehman Brothers High Yield Bond Index on the same notional amount. The value of the contract, which terminates at February 1, 2003 is recorded as a payable for open swap contracts of $157,627 at October 31, 2002.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments at October 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $212,635,134
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,074,944
    Gross unrealized depreciation              (16,446,488)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (8,371,544)
    ------------------------------------------------------

   The net unrealized appreciation on written options, foreign currency, swaps, forwards and futures contracts at October 31, 2002 on a federal income tax basis was $286,999.

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2002, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2002

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) Strategic Income Portfolio and High Income Portfolio (the Portfolios) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIOS           SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.
 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1991;   Chief Executive Officer
                                         of the Portfolios   of BMR, EVM and their
                                             since 1992      corporate parent and
                                                             trustee, Eaton Vance
                                                             Corp. (EVC) and Eaton
                                                             Vance, Inc. (EV),
                                                             respectively; Director
                                                             of EV; Vice President
                                                             and Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 investment
                                                             companies in the Eaton
                                                             Vance Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR, EVM
                                                             and EVC, which are
                                                             affiliates of the Trust
                                                             and the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)
                          WITH THE            TERM OF                                 NUMBER OF PORTFOLIOS
                         TRUST AND           OFFICE AND                                 IN FUND COMPLEX
      NAME AND              THE              LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH         PORTFOLIOS           SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1986;   Partners, Inc.                                  Royce Funds (mutual
                                         of the Portfolios   (corporate relations                           funds) consisting of 17
                                             since 1993      and communications                                  portfolios
                                                             company).
 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                             Trust since 1986;   Professor of Investment                        Co. (specialty retailer)
                                         of the Portfolios   Banking Emeritus,                              and Director of Telect,
                                             since 1993      Harvard University                             Inc. (telecommunication
                                                             Graduate School of                               services company)
                                                             Business
                                                             Administration.
 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1984;   Corporation (an
                                         of the Portfolios   investment and
                                             since 1993      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director,
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds
                                                             (mutual funds).
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.
 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1984;   Consultant.
                                         of the Portfolios
                                             since 1993

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H. Ahern,   Vice President of       Since 1995      Vice President of EVM and BMR.
 Jr. 7/28/59             the Trust                           Officer of 34 investment
                                                             companies managed by EVM or
                                                             BMR.

 Thomas E. Faust      President of the       Since 2002      Executive Vice President and
 Jr. 5/31/58               Trust                             Chief Investment Officer of
                                                             EVM and BMR and Director of
                                                             EVC. Officer of 50 investment
                                                             companies managed by EVM or
                                                             BMR.

 Thomas J. Fetter    Vice President of       Since 1997      Vice President of EVM and BMR.
 8/20/43                 the Trust                           Officer of 126 investment
                                                             companies managed by EVM or
                                                             BMR.

 Thomas P. Huggins   Vice President of       Since 2000      Vice President of EVM and BMR.
 3/7/66                 High Income                          Officer of 7 investment
                         Portfolio                           companies managed by EVM or
                                                             BMR.

 Michael R. Mach     Vice President of       Since 1999      Vice President of EVM and BMR
 7/15/47                 the Trust                           since December 1999.
                                                             Previously, Managing Director
                                                             and Senior Analyst for
                                                             Robertson Stephens
                                                             (1998-1999); Managing Director
                                                             and Senior Analyst for Piper
                                                             Jaffray (1996-1998). Officer
                                                             of 23 investment companies
                                                             managed by EVM or BMR.

 Robert B.           Vice President of       Since 1998      Vice President of EVM and BMR.
 MacIntosh 1/22/57       the Trust                           Officer of 125 investment
                                                             companies managed by EVM or
                                                             BMR.

 Duncan W.           Vice President of       Since 2001      Senior Vice President and
 Richardson              the Trust                           Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 investment
                                                             companies managed by EVM or
                                                             BMR.

 Walter A. Row, III  Vice President of       Since 2001      Director of Equity Research
 7/20/57                 the Trust                           and a Vice President of EVM
                                                             and BMR. Officer of 21
                                                             investment companies managed
                                                             by EVM or BMR.

 Susan M. Schiff     Vice President of       Since 2002      Vice President of EVM and BMR.
 3/13/61               the Trust and                         Officer of 24 investment
                      Strategic Income                       companies managed by EVM or
                         Portfolio                           BMR.

 Edward E. Smiley,   Vice President of       Since 1999      Vice President of EVM and BMR.
 Jr. 10/5/44             the Trust                           Officer of 36 investment
                                                             companies managed by EVM or
                                                             BMR.

 Mark S. Venezia        President of       Since 2002(2)     Vice President of EVM and BMR.
 5/23/49              Strategic Income                       Officer of 3 investment
                         Portfolio                           companies managed by EVM or
                                                             BMR.

 Michael W.          President of High     Since 2002(2)     Vice President of EVM and BMR.
 Weilheimer 2/11/61   Income Portfolio                       Officer of 8 investment
                                                             companies managed by EVM or
                                                             BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD and EVC. Officer of
                                                             190 investment companies
                                                             managed by EVM or BMR.

 Barbara E.             Treasurer of       Since 2002(2)     Vice President of EVM and BMR.
 Campbell 6/19/57      the Portfolios                        Officer of 190 investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 112 investment
                                                             companies managed by EVM or
                                                             BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Mr. Venezia served as Vice President since 1992,
      Mr. Weilheimer served as Vice President since 1995 and Ms. Campbell served as Assistant Treasurer of Strategic Income Portfolio since 1998 and High Income Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF STRATEGIC INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

                             EATON VANCE FUNDS
                          EATON VANCE MANAGEMENT
                      BOSTON MANAGEMENT AND RESEARCH
                      EATON VANCE DISTRIBUTORS, INC.

                            PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

          For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE STRATEGIC INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

028-12/02                                                                SISRC